Supplement dated July 8, 2014
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia ETF Trust
Columbia Select Large Cap Value ETF	3/1/2014
On or about July 8, 2014, the information under the caption “Principal Investment Strategies” in the “Summary of the Fund” section is hereby superseded and replaced with the following:
At least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Value Index (the Index) at the time of investment. The market capitalization range of the companies included within the Index was $888 million to $545.3 billion as of May 31, 2014. The market capitalization range and composition of the companies in the Index are subject to change. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).
The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the financial services sector. The Fund may hold a small number of securities consistent with its value investment approach.
Quantitative analysis and risk management also play a role in identifying investment opportunities and constructing the Fund’s portfolio.
On or about July 8, 2014, the information under the caption “Principal Investment Strategies” in the “More Information about the Fund” section is hereby superseded and replaced with the following:
At least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000® Value Index (the Index) at the time of investment. The market capitalization range of the companies included within the Index was $888 million to $545.3 billion as of May 31, 2014. The market capitalization range and composition of the companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).
The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the financial services sector. The Fund may hold a small number of securities consistent with its value investment approach.
In pursuit of the Fund’s objective, the portfolio managers use a bottom-up stock selection approach, which means that the they concentrate on individual company fundamentals, rather than on a particular industry, although at times factors that make a particular company attractive may also make other companies within the same industry attractive, and the portfolio managers may invest in these issuers as well.
Columbia Management Investment Advisers, LLC (the Investment Manager) considers a variety of factors in identifying investment opportunities and constructing the Fund’s portfolio which may include, among others, the following:
■	a low price-to-earnings and/or low price-to-book ratio;
■	positive change in senior management;
■	positive corporate restructuring;
■	temporary setback in price due to factors that no longer exist or are ending;
■	a positive shift in the company’s business cycle; and/or
■	a catalyst for increase in the rate of the company’s earnings growth.
The Fund generally sells a stock if the Investment Manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available. The Investment Manager monitors the Fund’s holdings, remaining sensitive to overvaluation and deteriorating fundamentals.
Quantitative analysis and risk management also play a role in identifying investment opportunities and constructing the Fund’s portfolio.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Board of Trustees without shareholder approval as long as shareholders are given 60 days advance written notice of the change.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP130_10_003_(07/14)